Capital Management - Summary of Regulatory Capital Measure and Risk-Weighted Assets (Detail) - CAD ($) $ in Millions	Oct. 31, 2020	Oct. 31, 2019
Fixed Rate of Instruments [Abstract]
CET1 Capital	$ 40,077	$ 36,071
Tier 1 Capital	45,840	41,201
Total Capital	54,661	48,340
Risk-Weighted Assets	336,607	317,029
Leverage Exposures	$ 953,640	$ 956,493
CET1 Capital Ratio	11.90%	11.40%
Tier 1 Capital Ratio	13.60%	13.00%
Total Capital Ratio	16.20%	15.20%
Leverage Ratio	4.80%	4.30%